UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2025

Commission File Number: 1-11607

DTE Energy Company

Michigan	38-3217752
(State or other jurisdiction of incorporation or organization)	(I.R.S Employer Identification No.)

Registrants address of principal executive offices: One Energy Plaza, Detroit, Michigan 48226-1221

Registrants telephone number, including area code: (313) 235-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on which Registered
Common stock, without par value	DTE	New York Stock Exchange
2017 Series E 5.25% Junior Subordinated Debentures due 2077	DTW	New York Stock Exchange
2020 Series G 4.375% Junior Subordinated Debentures due 2080	DTB	New York Stock Exchange
2021 Series E 4.375% Junior Subordinated Debentures due 2081	DTG	New York Stock Exchange
2025 Series H 6.25% Junior Subordinated Debentures due 2085	DTK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under Exchange Act (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On December 19, 2025, DTE Energy Company (the “Company”) entered into an equity distribution agreement (the “Equity Distribution Agreement”) with each of the Managers, Forward Purchasers and Forward Sellers listed below with respect to the offering and sale from time to time through the Managers or the Forward Sellers of shares of the Company’s common stock, without par value (“common stock”), having an aggregate offering price of up to $1,500,000,000 (including shares of common stock that may be sold pursuant to the forward sale agreements described below, the “Shares”).

Managers	Forward Sellers	Forward Purchasers
Barclays Capital Inc.	Barclays Capital Inc.	Barclays Bank PLC
BMO Capital Markets Corp.	BMO Capital Markets Corp.	Bank of Montreal
BofA Securities, Inc.	BofA Securities, Inc.	Bank of America, N.A.
BNP Paribas Securities Corp.	BNP Paribas Securities Corp.	BNP Paribas
BNY Mellon Capital Markets, LLC	BNY Mellon Capital Markets, LLC	The Bank of New York Mellon
Citigroup Global Markets Inc.	Citigroup Global Markets Inc.	Citibank, N.A.
Fifth Third Securities, Inc.
J.P. Morgan Securities LLC	J.P. Morgan Securities LLC	JPMorgan Chase Bank, National Association
KeyBanc Capital Markets Inc.	KeyBanc Capital Markets Inc.	KeyBanc Capital Markets Inc.
Mizuho Securities USA LLC	Mizuho Securities USA LLC	Mizuho Markets Americas LLC
Morgan Stanley & Co. LLC	Morgan Stanley & Co. LLC	Morgan Stanley & Co. LLC
MUFG Securities Americas Inc.	MUFG Securities Americas Inc.	MUFG Securities EMEA plc
Scotia Capital (USA) Inc.	Scotia Capital (USA) Inc.	The Bank of Nova Scotia
TD Securities (USA) LLC	TD Securities (USA) LLC	The Toronto-Dominion Bank
Truist Securities, Inc.	Truist Securities, Inc.	Truist Bank
Wells Fargo Securities, LLC	Wells Fargo Securities, LLC	Wells Fargo Bank, National Association

Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions through the facilities of the New York Stock Exchange at market prices, in block transactions or as otherwise agreed between the Company and the Managers or the Forward Sellers. Under the terms of the Equity Distribution Agreement, the Company may also sell Shares from time to time to a Manager as principal for its own account at a price to be agreed upon at the time of sale. The Equity Distribution Agreement provides that each Manager, when it is acting as the Company’s sales agent, will be entitled to a commission of up to 2% of the gross offering proceeds of the Shares sold through such Manager. The Company has no obligation to offer or sell any Shares under the Equity Distribution Agreement and may at any time suspend offers and sales under the Equity Distribution Agreement.

The Equity Distribution Agreement provides that, in addition to the issuance and sale of Shares by the Company to or through the Managers, the Company may enter into forward sale agreements under the separate master forward sale confirmations (collectively, the “Master Forward Confirmations”) each dated December 19, 2025 between the Company and each Forward Purchaser and the related supplemental confirmations to be entered into between the Company and the relevant Forward Purchaser (each supplemental confirmation, together with the related Master Forward Confirmation, a “Forward Agreement”). In connection with any Forward Agreement, the relevant Forward Purchaser or its affiliate will borrow from third parties and, through its affiliated Forward Seller, sell a number of Shares equal to the number of Shares underlying the particular Forward Agreement. In no event will the aggregate number of Shares sold through the Managers or the Forward Sellers under the Equity Distribution Agreement and under any Forward Agreement have an aggregate sales price in excess of $1,500,000,000.

The Company will not initially receive any proceeds from the sale of borrowed Shares by a Forward Seller. The Company expects to receive proceeds from the sale of Shares by a Forward Seller upon future physical settlement of the relevant Forward Agreement with the relevant Forward Purchaser on dates specified by the Company on or prior to the maturity date of the relevant Forward Agreement. If the Company elects to cash settle or net share settle a Forward Agreement, the Company may not (in the case of cash settlement) or will not (in the case of net share settlement) receive any proceeds, and the Company may owe cash (in the case of cash settlement) or shares of common stock (in the case of net share settlement) to the relevant Forward Purchaser. In connection with each Forward Agreement, the relevant Forward Seller will receive, in the form of a reduced initial forward sale price payable by the relevant Forward Purchaser under its Forward Agreement, a commission of up to 2% of the gross sales price of all borrowed Shares sold during the applicable forward hedge selling period by it or its affiliate as a Forward Seller.

The Company intends to use the net proceeds, if any, (x) from the offering, after deducting the Managers’ commissions and its offering expenses and (y) payable upon settlement of any Forward Agreement, in each case, for general corporate purposes, which may include investment in the Company’s subsidiaries.

The Shares offered by any Manager or Forward Seller will be so offered pursuant to the Company’s automatic shelf registration statement on Form S-3 filed with the Securities and Exchange Commission on April 4, 2025 (Registration No. 333-286383).

The summary of the Equity Distribution Agreement and the Master Forward Confirmations in this report does not purport to be complete and is qualified by reference to the full text of the Equity Distribution Agreement, including the form of Master Forward Confirmation attached as Exhibit A thereto, a copy of which is filed as Exhibit 1.01, to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1.01	Equity Distribution Agreement dated December 19, 2025, including the form of Master Forward Confirmation attached thereto as Exhibit A.

5.1	Opinion of Kathrine M. Lorenz, Esq.

23.1	Consent of Kathrine M. Lorenz, Esq. (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: December 19, 2025

DTE ENERGY COMPANY (Registrant)

/s/ David Ruud
David Ruud
Vice Chairman and Chief Financial Officer